LIMITED GUARANTY
                                  (MULTISTATE)


         This Limited Guaranty ("Guaranty") is entered into as of May 27, 1999, by the undersigned (the "Guarantor" whether one or more), for the benefit of GLASER FINANCIAL GROUP, INC., a Minnesota corporation, and/or any subsequent holder of the Security Instrument or the Reimbursement Agreement (the "Lender").

                                    RECITALS

         A. THE VILLAGE OF LISLE, ILLINOIS (the "Devonshire Issuer") has issued and sold its $27,000,000 Village of Lisle Illinois Multi-Family Housing Revenue Bonds (Ashley of Lisle Project)(the "Ashley of Lisle Bonds") pursuant to an Amended and Restated Trust Indenture dated as of December 1, 1987, between the Issuer and American National Bank and Trust Company of Chicago ("American National") as supplemented by First Supplement to Amended and Restated Trust Indenture dated as of October 1, 1994, Second Supplement to Amended and Restated Trust Indenture dated as of November 1, 1994, Third Supplement to Amended and Restated Trust Indenture dated as of May 1, 1997 and Fourth Supplement to Amended and Restated Trust Indenture dated on or about the date hereof (the "Ashley of Lisle Indenture"). Proceeds of the Ashley of Lisle Bonds were loaned by the Issuer to The Ponds of Pembroke Limited Partnership, an Illinois limited partnership (the "Ponds of Pembroke") (the "Ashley of Lisle Loan") upon the terms and conditions of a certain Amended and Restated Loan Agreement dated as of December 1, 1987, between the Issuer and Borrower as supplemented by First Supplement to Amended and Restated Loan Agreement dated as of December 1, 1987, Second Supplement to Amended and Restated Loan Agreement dated as of November 1, 1994, and Third Supplement to Amended and Restated Loan Agreement dated on or about the date hereof (the "Ashley of Lisle Financing Agreement") for the sole and exclusive purpose of financing the acquisition, construction and equipping of a certain congregate care and assisted living facility within the geographical boundaries of Lisle, Illinois (the "Devonshire Project").

         B. The Issuer has also issued and sold its $6,000,000 the Village of Lisle, Illinois Multifamily Housing Revenue Bonds, Series 1991 (Devonshire of Lisle Project) (the "Devonshire of Lisle Bonds") pursuant to a certain Trust Indenture dated as of October 15, 1991, amended and restated as of January 15, 1993, between the Issuer and Amalgamated Bank of Chicago ("Amalgamated") supplemented by First Supplement to Trust Indenture dated as of May 1, 1987, and Second Supplement to Trust Indenture dated on or about the date hereof (the "Devonshire of Lisle Indenture"). Proceeds of the Devonshire of Lisle Bonds were loaned by the Issuer to the Borrower (the "Devonshire of Lisle Loan") upon the terms and conditions of a certain Loan Agreement dated as of October 15, 1991, as amended and restated as of January 15, 1993, between the Issuer and Borrower as supplemented by First Supplement to Loan Agreement dated on or about the date hereof (the "Devonshire of Lisle Financing Agreement")

LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                               PAGE 1
for the sole and exclusive purpose of providing additional financing for the acquisition, construction and equipping of the Devonshire Project.

         C. The Ashley of Lisle Loan and the Devonshire of Lisle Loan are herein collectively referred to as the "Devonshire Loans"; and the Ashley of Lisle Financing Agreement and the Devonshire of Lisle Financing Agreement are herein collectively referred to as the "Devonshire Financing Agreements"; and the Ashley of Lisle Indenture and the Devonshire of Lisle Indenture are herein collectively referred to as the "Devonshire Indentures"; and American National and Amalgamated are herein collectively referred to as the "Bond Trustees".

         D. The Illinois Development Finance Authority (the "Heritage Issuer") has issued and sold its Thirty-Six Million and No/100 Dollar ($36,000,000.00) Illinois Development Finance Authority Qualified Residential Rental Bonds ("River Oaks Project") (the "Heritage Bonds") pursuant to an Indenture of Trust dated as of December 1, 1989 between the Heritage Issuer and American National as trustee for the holders of the Heritage Bonds, as supplemented by First Supplement to Trust Indenture dated as of December 1, 1996, Second Supplement to Trust Indenture dated as of February 1, 1997 and Third Supplement to Trust Indenture dated on or about the date hereof (the "Heritage Indenture"). Proceeds of the Heritage Bonds were loaned by the Heritage Issuer (the "Heritage Loan") to River Oaks Partners, an Illinois general partnership ("River Oaks") upon the terms and conditions of a certain Loan Agreement dated as of December 1, 1989 between the Heritage Issuer and River Oaks, as supplemented by First Supplement to Loan Agreement dated as of December 1, 1996, Second Supplement to Loan Agreement dated as of February 1, 1997 and Third Supplement to Loan Agreement dated on or about the date hereof (the "Heritage Financing Agreement") for the sole and exclusive purpose of financing the acquisition, construction and equipping of a congregate care and assisted living facility within the geographical boundaries of Des Plaines, Illinois (the "Heritage Project").

         E. The Devonshire Loans and the Heritage Loan are herein collectively referred to as the "Loans"; and the Devonshire Financing Agreements and the Heritage Financing Agreement are herein collectively referred to as the "Financing Agreements"; and the Devonshire Indentures and the Heritage Indenture are herein collectively referred to as the "Indentures".

         F. The Ponds of Pembroke and River Oaks are herein collectively referred to as the "Borrowers" or the "Other Borrower"; and the Ashley of Lisle Bonds, the Devonshire of Lisle Bonds and the Heritage Bonds are herein collectively referred to as the "Bonds".

         G. FEDERAL HOME LOAN MORTGAGE CORPORATION ("Freddie Mac") has entered into three (3) separate Direct Pay Credit Enhancement Agreements, each dated as of May 1, 1999 with American National and Amalgamated, one with American National with respect to the Ashley of Lisle Bonds, one with Amalgamated with respect to the Devonshire of Lisle Bonds and one with American
National  with  respect  to  the  Heritage  Bonds   (collectively   the

LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                               PAGE 2

"Credit Enhancement Agreements") pursuant to each of which Freddie Mac has agreed to make certain advances to the applicable Bond Trustee (a) with respect to amounts due under the applicable Loan for the applicable Project and (b) to provide funds to purchase the applicable Bonds tendered under certain circumstances in accordance with the applicable Indenture. The Ponds of Pembroke has entered into two Reimbursement and Security Agreements of even date herewith, one for the Ashley of Lisle Bonds and one for the Devonshire of Lisle Bonds, and River Oaks has entered into a Reimbursement and Security Agreement for the Heritage Bonds, each with Freddie Mac (collectively the "Reimbursement Agreements") to evidence The Ponds of Pembroke's and River Oaks' obligations to reimburse Freddie Mac for advances under the applicable Credit Enhancement Agreement, and this Guaranty secures each Borrower's repayment and all other obligations under the Reimbursement Agreements.

         H. Lender has entered into certain Servicing Agreements with Freddie Mac to service payment and performance of the Reimbursement Agreements.

         I. The Reimbursement Agreements will be further secured pari passu by two separate Multi-Family Mortgage, Assignment of Rents and Security Agreement dated as of the date hereof (the "Security Instruments") one encumbering the Devonshire Project and the other encumbering the Heritage Project, (collectively, the "Projects") all as more fully described in the Security Instruments and that certain Cross-Collateralization Agreement (the "Cross-Collateralization Agreement") dated of even date herewith between Lender, The Ponds of Pembroke, River Oaks and consented to by the Guarantor.

         J.    As  a  condition   to  entering   into  the  Credit   Enhancement
Agreements, Freddie Mac requires that the Guarantor execute this Guaranty.

         NOW, THEREFORE, in order to induce Lender to enter into the Servicing Agreement and in order to induce Freddie Mac to enter into the Credit Enhancement Agreements, and in consideration thereof, Guarantor agrees as follows:

         1. "Indebtedness" and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Security Instruments, such that the definitions of such terms shall include the definitions thereof in the Security Instruments collectively and in the Cross-Collateralization Agreement. "Indebtedness" as used herein shall mean the aggregate of all Indebtedness of each Borrower under both Security Instruments and shall also include the "Combined Obligations" of each Borrower under the Cross-Collateralization Agreement.

         2. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, and the full and prompt performance when due, of all of the following:

LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                               PAGE 3

         (a) A portion of the Indebtedness equal to Four Million Dollars ($4,000,000.00) (the "Base Guaranty").

         (b) In addition to the Base Guaranty, all other amounts for which either Borrower is personally liable under Paragraphs 7.11(b) through 7.11(f) of each of the Reimbursement Agreements.

         (c) The payment and performance of all of each Borrower's obligations under Section 18 of both of the Security Instruments.

         (d) The entire Indebtedness, in the event that (i) either Borrower voluntarily files for bankruptcy protection under the United States Bankruptcy Code or voluntarily becomes subject to any reorganization, receivership, insolvency proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights, or (ii) an order for relief is entered against either Borrower in any involuntary bankruptcy proceeding filed (or joined in) by any partner or partners of such Borrower or any creditor of either Borrower which is a Controlling Entity (as defined in the Security Instruments) pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights.

         (e) All costs and expenses, including reasonable fees and out of pocket expenses of attorneys and expert witnesses, incurred by Lender in enforcing its rights under this Guaranty.

         (f) All of the Indebtedness upon the occurrence of an "Event of Tax Liability" under the Bond Documents caused by either Borrower or anyone acting on either Borrower's behalf or acting at either Borrower's direction, or in the event any of the interest payable on the Bonds is caused by either Borrower or anyone acting on behalf of either Borrower or acting at either Borrower's direction to be deemed included in any Bondholder's gross income for federal income tax purposes.

For purposes of determining Guarantor's liability under this Guaranty, all payments made by either Borrower with respect to the Indebtedness or the Combined Obligations and all amounts received by Lender from the enforcement of its rights under either of the Security Instruments and/or the Cross-Collateralization Agreement shall be applied first to the portion of the Indebtedness or Combined Obligations for which neither The Ponds of Pembroke, River Oaks nor Guarantor has personal liability.

         3. The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instruments, or the Cross-Collateralization Agreement, and, in addition,

LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                               PAGE 4
the obligations of Guarantor relating to Borrowers' obligations under Section 18 of the Security Instruments shall survive any repayment or discharge of the Indebtedness.

         4.    Guarantor's   obligations  under  this  Guaranty   constitute  an
unconditional guaranty of payment and not merely a guaranty of collection.

         5. The obligations of Guarantor under this Guaranty shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Reimbursement Agreements, the Cross-Collateralization Agreement, the Security Instruments, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Guarantor's obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to guarantors or sureties and any other rights of sureties and guarantors thereunder. Without limiting the generality of the foregoing, Guarantor hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Reimbursement Agreements, the Cross-Collateralization Agreement and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Guarantor under this Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness. Guarantor also waives, to the fullest extent permitted by law, all rights to require Lender to (a) proceed against either Borrower under the Cross-Collateralization Agreement or any other guarantor of either Borrowers' payment or performance with respect to the Indebtedness (an "Other Guarantor") (b) if either Borrower or any Other Guarantor is a partnership, proceed against any general partner of either Borrower or the Other Guarantor, (c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness or the Combined Obligations, including without limitation, under the Cross-Collateralization Agreement, or (d) pursue any other remedy it may now or hereafter have against either Borrower, or, if either Borrower is a partnership, any general partner of such Borrower.

         6. At any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, (a) the time for payment of the principal of or interest on the Indebtedness or the Combined Obligations may be extended or the Indebtedness or the Combined Obligations may be renewed in whole or in part or the Credit either Enhancement Agreements or the Reimbursement Agreements extended or modified; (b) the time for Borrowers' or any other party liable for the Indebtedness, or performance of or

LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                               PAGE 5
compliance with any covenant or agreement contained in the Reimbursement Agreements, the Cross-Collateralization Agreement, the Security Instruments or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness or the Combined Obligations may be accelerated as provided in the Reimbursement Agreements, the Cross-Collateralization Agreement, the Security Instruments, or any other Loan Document; (d) the Reimbursement Agreements, the Cross-Collateralization Agreement, the Security Instruments, or any other Loan Document may be modified or amended by Lender and any party to such instrument in any respect, including, but not limited to, an increase in the principal amount; and (e) any security for the Indebtedness or the Combined Obligations may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

         7. If more than one person executes this Guaranty, the obligations of those persons under this Guaranty shall be joint and several. Lender, in its sole and absolute discretion, may (a) bring suit against Guarantor, or any one or more of the persons constituting Guarantor, and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the persons constituting Guarantor for such consideration as Lender may deem proper; (c) release one or more of the persons constituting Guarantor, or any Other Guarantor, from liability; and (d) otherwise deal with Guarantor and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Guarantor any amount guaranteed by Guarantor under this Guaranty. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Guarantor with respect to any Other Guarantor.

         8. Any indebtedness of either Borrower held by Guarantor or any Other Guarantor now or in the future is and shall be subordinated to the Indebtedness and any such indebtedness of either Borrower shall be collected, enforced and received by Guarantor, as trustee for Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         9. Guarantor shall have no right of, and hereby waives any claim for, subrogation or reimbursement against the Borrowers or any general partner of either Borrower by reason of any payment by Guarantor under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there has expired the maximum possible period thereafter during which any payment made by either Borrower to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.

         10. If any payment by either Borrower or any other party is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to either Borrower or any other party, such refund shall not constitute a release of any liability of Guarantor under this Guaranty. It is the intention

LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                               PAGE 6
of Lender and Guarantor that Guarantor's obligations under this Guaranty shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

         11. Guarantor shall from time to time, upon request by Lender, deliver to Lender such financial statements as Lender may reasonably require.

         12. Lender may assign its rights under this Guaranty in whole or in part and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall include, in addition to Lender, any lawful owner, holder or pledgee of the Reimbursement Agreements or successor to Freddie Mac under any of the Reimbursement Agreements.

         13. This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Guarantor acknowledges that it has received copies of the Reimbursement Agreements, the Cross-Collateralization Agreement and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

         14. Guarantor agrees that any controversy arising under or in relation to this Guaranty shall be litigated exclusively in the jurisdiction where the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Guaranty, the Reimbursement Agreements, the Security Instruments or any other Loan Document. Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

         15. GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY,

LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                               PAGE 7

KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

         ATTACHED EXHIBIT.  The following Exhibit is attached to this Guaranty:

                  |X|      Exhibit A        Modifications to Guaranty


         IN WITNESS WHEREOF, Guarantor has signed and delivered this Guaranty or has caused this Guaranty to be signed and delivered by its duly authorized representative.


                                   BROOKDALE LIVING COMMUNITIES, INC.,
                                      a Delaware corporation


                                   By:  /s/ Darryl W. Copeland, Jr.
                                        ---------------------------------------
                                        Darryl W. Copeland, Jr.
                                   Its: Executive Vice President



                                   By:  /s/ Robert J. Rudnik
                                        ---------------------------------------
                                        Robert J. Rudnik
                                   Its: Secretary


STATE OF ILLINOIS                   )
                                    ) SS
COUNTY OF COOK                      )

         On this 27 day of May, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared Darryl W. Copeland, Jr., personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as the Executive Vice President of Brookdale Living Communities, Inc., a Delaware corporation, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same.

         WITNESS my hand and official seal.

                                   Signature:     /s/ Nicole Kristin Genova
                                                  -----------------------------
                                   Name:          Nicole Kristin Genova
                                   My Commission Expires:  May 28, 2002

LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                               PAGE 8

STATE OF ILLINOIS                   )
                                    ) SS
COUNTY OF COOK                      )

         On this 27 day of May, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared Robert J. Rudnik, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as the Secretary of Brookdale Living Communities, Inc., a Delaware corporation, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same.

         WITNESS my hand and official seal.

                                   Signature:     /s/ Nicole Kristin Genova
                                                  -----------------------------
                                   Name:          Nicole Kristin Genova
                                   My Commission Expires:   May 28, 2002


LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                               PAGE 9

                                   EXHIBIT A
                          "Modifications to Guaranty"



The Guaranty to which this Exhibit A is attached is modified to add at the end thereof new paragraphs 16 and 17 as follows:

16. Cross-Collateralization. The obligations of Guarantor shall not be impaired or otherwise affected by the existence of any Event of Default by either Borrower under the Cross-Collateralization Agreement dated of even date herewith, any action taken by Lender to enforce its rights under or realize upon collateral for any of the "Indebtedness" as defined in the Cross-Collateralization Agreement, or the fact that Lender may be seeking to realize upon some but not all of the collateral for the "Indebtedness" as defined in the Cross-Collateralization Agreement.

17. Release. The Base Guaranty set forth in paragraph 2(a) hereof but no other guaranties set forth herein shall be deemed deleted from this Guaranty and of no further force or effect at such time as each of the following conditions have been satisfied: i) the total principal amount held in the Principal Reserve Funds for both the Heritage Project and the Devonshire Project shall be not less than $4,000,000; ii) there is no default under the Bond Documents or the Loan Documents; iii) no Monetary Default has occurred under either the Bond Documents or the Loan Documents within the 24 month period immediately preceding the proposed date of deletion of paragraph 2(a) hereof of this Guaranty; iv) both the Devonshire Project and the Heritage Project are, in the opinion of an engineer chosen by Lender in its discretion at the Borrower's expense, in good physical condition and without any deferred maintenance requirements; and v) Lender determines in its sole discretion that the Combined Debt Coverage Ratio for both the Devonshire Project and the Heritage Project (the Devonshire Project and the Heritage Project being herein collectively referred to as the ("Properties")) is at least 1.65 for a period of at least three consecutive calendar months. As used herein, the term "Monetary Default" means a failure to pay in full when due any amounts due and owing under the Bond Documents or the Loan Documents. As used herein the term "Combined Debt Coverage Ratio" means for any period the combined Properties' ratio of (a) current gross potential rent roll annualized times 95% plus current other income annualized less the greater of the expenses of the Properties underwritten by Freddie Mac (Heritage Project expenses of $3,172,428 and Devonshire Project expenses of $4,541,516) which include real estate taxes or the Properties' actual trailing twelve months' operating expenses which include real estate taxes, (b) divided by (i) for those Bonds that will bear interest at a floating rate, the notional annual debt service will be calculated by adding the deposits to the principal reserve fund created in the Mortgages for the next twelve months plus the annualized four week average interest rate on the Bonds for the four weeks ending on the reset date immediately prior to the calculation date, plus the actual fixed spread, that equals the sum of the Servicing Fee, Freddie Mac's Credit Facility Fee, Freddie Mac's Liquidity Facility Fee, Trustee Fee, Issuer Fee and Remarketing Agent Fee, plus 200 basis points or (ii) for those

LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                            PAGE A-10

Bonds that will bear interest at a fixed rate, annual debt service based upon the annual fixed rate of the Bonds projected by the Remarketing Agent all as defined in the documents evidencing and securing the Indebtedness and the Credit Enhancement Documents.


LIMITED GUARANTY (FREDDIE MAC) - MULTISTATE                            PAGE A-11